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                                                                    EXHIBIT 10.3

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              SPECIAL SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                                    BETWEEN
                     BOSTON EDISON COMPANY (the "Company")
                                      AND
                        THOMAS J. MAY (the "Executive")
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     Effective as a sealed instrument under Massachusetts law this 13th day of
March, 1999.

     WHEREAS, the Executive and the Company previously entered into a Key Executive Benefit Plan Agreement (the "KEBP Plan"); and

     WHEREAS, the Company has adopted the Boston Edison Supplemental Executive Retirement Plan (the "SERP Plan"); and

     WHEREAS, the Company now wishes to provide the Executive with a benefit (the "Maximum Benefit") equal to the greater of the benefits provided under either the KEBP Plan or the SERP Plan (collectively, the "Plans"), such Maximum Benefit to be in lieu of any benefits payable under the Plans;

     NOW, THEREFORE, it is agreed as follows:

     1. The Executive shall be entitled to the Maximum Benefit. The "Maximum Benefit" shall be the greater of the benefit that would have been payable under applicable circumstances under either (but not both) the KEBP Plan or the SERP Plan. The Maximum Benefit shall be determined by the Company's actuary using reasonable actuarial assumptions. Payment of the Maximum Benefit shall be in full satisfaction of any liability the Company may have had under the Plans.

     2. The Executive will cooperate with the Company in taking any steps necessary to implement this Agreement, including the completion of any election forms and beneficiary designations.

     3. This Agreement shall not be construed as modifying or amending the Change In Control Agreement between the Executive and the Company.

     WITNESS OUR SIGNATURES AND SEALS:

THOMAS J. MAY (The "Executive")              WITNESS


     /s/Thomas J. May                       /s/Carol O'Rourke
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     (signature)                            (signature)


BOSTON EDISON COMPANY (The "Company")


By:  Paul Jeannette
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     (print name)

     /s/Paul Jeannette
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     (signature)

Title: Compensation Manager